UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 Amendment No. 1


                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    February 13, 2006
                                                      ---------------------

                         ADDVANTAGE TECHNOLOGIES GROUP, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                                    Oklahoma
                  (State or Other Jurisdiction of Incorporation)

                1-10799                            73-1351610
        (Commission File Number)         (IRS Employer Identification No.)


   1605 E. Iola, Broken Arrow, Oklahoma               74012
 (Address of Principal Executive Offices)           (Zip Code)

                                (918) 251-9121
                (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 15, 2006, ADDvantage Technologies Group, Inc. (the "Company") filed Current Report on Form 8-K, to which an incorrect exhibit was filed. The purpose of this amendment is solely to file the correct exhibit, which is the letter of Tullius Taylor Sartain & Sartain LLP, the Company's former independent accountant.


Item 4.01 Changes in Registrant's Certifying Accountant.

Effective February 13, 2006, the principal accountant engaged to audit the financial statements of ADDvantage Technologies Group, Inc. (the "Company") resigned as the Company's independent registered public accounting firm. The Company previously reported in its Current Report on Form 8-K filed
January 19, 2006, that Tullius Taylor Sartain & Sartain LLP ("Tullius") would resign as the Company's independent registered public accounting firm on completion of Tullius' review of the Company's Quarterly Report on Form 10-Q for the first quarterly period ended December 31, 2005 (the "Form 10-Q"). Tullius' resignation became effective when the Company filed the Form 10-Q on February 13, 2006.

The reports of Tullius on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainties, audit scope or accounting principles.

The Audit Committee was informed of, but neither recommended nor approved, the termination of the client-auditor relationship with Tullius.

During the Company's two most recent fiscal years ended September 30, 2005, and for the period from October 1, 2005, through February 13, 2006, there were no disagreements with Tullius on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tullius, would have caused them to make reference to the subject matter of their disagreement in their reports on the Company's consolidated financial statements for such periods.

During the Company's two most recent fiscal years ended September 30, 2005, and for the period from October 1, 2005, through February 13, 2006, there were no reportable events as defined by paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission.

The Company has provided Tullius with a copy of this Form 8-K and has asked Tullius to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Tullius agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of this letter, dated February 15, 2006, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01   Financial Statements and Exhibits


(d)             Exhibits

                The following exhibit is filed herewith:
16.1 Letter from Tullius Taylor Sartain & Sartain LLP to the Securities and Exchange Commission, dated February 15, 2006.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  February 16, 2006              By:    /s/ Kenneth A. Chymiak
                                          ------------------------------------
                                          Kenneth A. Chymiak
                                          President and Chief Executive Officer



                               Exhibit Index

Exhibit Number     Description

16.1 Letter from Tullius Taylor Sartain & Sartain LLP to the Securities and Exchange Commission, dated February 15, 2006.